SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 30, 1999


                          Cellegy Pharmaceuticals, Inc.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   California
                               -------------------
                 (State or other jurisdiction of incorporation)


           0-26372                                       82-0429727
        ------------                                   --------------
        (Commission                                   (IRS Employer
         File Number)                                 Identification No.)


  349 Oyster Point Boulevard, Suite 200, South San Francisco, California 94080
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  650-616-2200
                   -------------------------------------------
              (Registrant's telephone number, including area code)


This report on Form 8-K consists of 5 sequentially numbered pages. The exhibit index is located at sequentially numbered page 4.

Item 5:  Other Events.

         Issuance Of Common Stock

                  On August 2, 1999, Cellegy Pharmaceuticals, Inc. (the "Company") announced the issuance of 1,561,000 shares of the Company's Common Stock in a private placement effective on July 30, 1999 to certain parties.

Item 7:  Financial Statements and Exhibits.

(c)      Exhibits.

         The following exhibit is filed herewith:

                  20.01    Press Release

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 18, 1999               By:
                                         -------------------------------------
                                              A. Richard Juelis
                                              Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit                                                            Sequentially
Number                  Description of Exhibit                     Numbered Page
------                  ----------------------                     -------------

20.01                   Press Release